SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      May 7, 2003

TUCOWS INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-28284	23-2707366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Mowat Avenue, Toronto, Ontario, Canada		M6K 3M1
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (416) 535-0123

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Not Applicable.

(b)   Not Applicable.

(c)   Exhibits.

99.1         Press Release of Tucows Inc., dated May 7, 2003.

Item 9.    Regulation FD Disclosure.

The following information and exhibit is being furnished under “Item 12. Results of Operations and Financial Condition.”

On May 7, 2003, Tucows Inc. issued a press release announcing its first quarter 2003 financial results. The press release is being filed with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUCOWS INC.

Date: May 7, 2003	By:	/s/ Elliot Noss
Elliot Noss
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release of Tucows Inc., dated May 7, 2003